SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 1, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


1999 Lincoln Drive, Suite 202, Sarasota, Florida                  34236
    (Address of principal executive offices)                    (Zip code)

                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)

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Item 5. Other Events

     On May 1, 2000, the Company changed the location of its Corporate Head Office to 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236. The Company's new phone number is (941) 953-6168, and the new fax number is
(941) 953-4363. The email address remains www.salientcyber.com.


SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       Salient Cybertech, Inc.
                                      ------------------------
                                          (Registrant)

Dated May 1, 2000                       by:
                                         /s/Melanie Meer
                                       -------------------
                                           Melanie Meer
                                       Secretary / Treasurer


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